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                            MILLENNIUM INCOME TRUST
                   TREASURERS' GOVERNMENT MONEY MARKET FUND
                                ANNUAL REPORT


                             September 30, 1999





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                                                      November 29, 1999



Dear Shareholder,

We are pleased to provide you with the annual report of the Millennium Income Trust for the year ended September 30, 1999. During the period the Treasurers' Government Money Market Fund portfolio registered solid performance and achieved its objective of providing maximum current income from high quality money market securities while maintaining stability of principal.

Thank you for choosing the Treasurers' Government Money Market Fund. We look forward to the continued opportunity to meet your investment needs.


James A. Casselberry, Jr.
President




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               TREASURERS' GOVERNMENT MONEY MARKET FUND

                                YIELD SUMMARY
                                As of 9/30/99
                         7-day current yield      5.06
                         7-day effective yield      5.19%
                           Average maturity     5 days



                          AVERAGE ANNUAL TOTAL RETURNS
                                As of 9/30/99
                             1-year              5.03%
                          Since inception
                             (on 10/2/95)        5.27%

 Treasurers Government Money Market Fund compared to 3 month
U. S. Treasury bills* from 10/1/98 through 9/30/99

[Line graph]

                          *  Source Federal Reserve Statitiscal Release H15

Past performance is no guarantee of future results.





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                STATEMENT OF ASSETS AND LIABILITIES
                        September 30, 1999

ASSETS:
   Investment securities, at cost and value (Note 2) $ 65,380,653
   Receivables
      Accrued income                                      167,024
      Receivable from related party                        99,450
   Other assets                                             8,984
                                                       ---------

         Total assets                                  65,656,111
                                                       ---------
LIABILITES:
   Income distribution payable                             84,440
   Accrued Expenses                                        30,897
                                                        ---------

         Total liabilities                                115,337
                                                        ---------

Net assets                                           $ 65,540,774
                                                        =========
Net assets consist of
Paid-in capital                                      $ 65,560,153
Accumulated net realized losses from
    security transactions                                 (19,379)
                                                        =========
Net assets                                           $ 65,540,774
                                                        =========
Shares of beneficial interest outstanding
  (Unlimited number of shares authorized,
   no par value)                                       65,560,153
                                                        =========
Net asset value, redemption price and
   offering price per share (Note 2)                   $  1.00
                                                          ====

See accompanying Notes to Financial StatementsSe


                                        3


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                STATEMENT OF OPERATIONS
               Year Ended September 30, 1999

INVESTMENT INCOME:
   Interest income
       U.S. government and agency obligations       $ 1,167,989
       Repurchase agreements                            500,574
                                                        -------
            Total Income                              1,668,563

EXPENSES:  (Note 3)
   Management fees                                       64,495
   Administration fees                                   16,124
   Service fees                                          49,914
   Professional fees                                     15,745
   Insurance expense                                      9,167
   Trustees fees & expenses                              16,485
   S & P rating fee                                      36,667
   Registration fees                                      9,396
   Amortization of organization expenses                  5,984
                                                        -------
       Total Expenses                                   223,977

Less expenses reimbursed by the Manager (Note 3)        143,361
                                                        -------
       Net Expenses                                      80,616
                                                        -------
NET INVESTMENT INCOME                                 1,587,947
                                                        -------
NET REALIZED LOSSES FROM SECURITY TRANSACTIONS          (19,379)
                                                        -------


NET INCREASE IN NET ASSETS FROM OPERATIONS          $ 1,568,568
                                                        =======

See accompanying Notes to Financial Statements




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               STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year Ended September 30,
                                                      1999         1998
From operations:
    Net investment income                         $ 1,587,947     $ 673,426
    Net realized loss from security transactions      (19,379)            -
                                                      -------       -------
        Net increase in net assets from operation   1,568,568             -
From dividends:
    Dividends to shareholders from net
     investment income                             (1,587,947)     (673,426)
From capital share transactions:
     Proceeds from shares sold                    171,492,461    33,475,179
     Shares issued in reinvestment of dividends       841,401       321,417
     Less payments for shares redeemed           (140,481,515)     (200,000)
                                                      -------       -------
         Net increase in net assets due to
           capital share transactions              31,852,347    33,596,596
                                                      -------       -------

     Total increase in net assets                  31,832,968    33,596,596

Net assets:
   Beginning of year (Note 1)                      33,707,806       111,210
                                                      -------       -------
   End of year                                   $ 65,540,774  $ 33,707,806
                                                   ==========    ==========

See accompanying Notes to Financial Statements


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                            SCHEDULE OF INVESTMENTS
                              September 30, 1999


U. S. GOVERNMENT AGENCY OBLIGATIONS  -  23.4%
                                               Par           Value
                                             ------------    ------------
   Federal Farm Credit Bank
      5.17% discount rate,  due 10/1/99       $ 1,216,000     $ 1,216,000
      5.64%, Floating Rate Note, due 10/1/99    2,000,000       2,000,000
   Federal Home Loan Bank
      5.82%, due 12/2/99                          500,000         500,123
      7.92%, due 12/23/99                         400,000         401,945
   Federal Home Loan Mortgage Corp
      5.19% discount rate, due 10/1/99          1,120,000       1,120,000
   Federal National Mortgage Association
      5.20% discount rate, due 10/1/99          1,685,000       1,685,000
      5.18% discount rate, due 10/25/99         3,443,000       3,431,018
      5.81%, due 10/1/99                          700,000         700,000
      8.40%, due 10/25/99                       1,600,000       1,603,228
      5.95%, due 11/5/99                          610,000         610,267
   Student Loan Marketing Association
      5.45%, Floating Rate Note, due 2/17/00    2,000,000       2,000,000
                                                              -----------
TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
   (Amortized Cost  $ 15,267,581)                              15,267,581



REPURCHASE AGREEMENTS (1)   -    76.6 %       Proceeds         Value
                                              -----------       -----------
   Bear Stearns
   5.31%, Issue date 9/30/99, due 10/1/99     $ 40,118,988    $ 40,113,072
   Lehman Brothers
   5.25%, Issue date 9/30/99, due 10/7/99       10,010,209      10,000,000
                                               -----------     -----------

TOTAL REPURCHASE AGREEMENTS                     50,129,197      50,113,072
                                              -----------      -----------

TOTAL INVESTMENTS                                             $ 65,380,653
   (Amortized Cost $ 65,380,653)                               -----------


(1) Repurchase agreements are fully collateralized by U.S. Government agency securities.

See accompanying Notes to Financial Statements

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                                   FINANCIAL HIGHLIGHTS

                                                         Year Ended September 30
                                             1999      1998     1997     1996
                                                     -------   -------    -------   ------
Per share data for a share outstanding:
    Net asset value at beginning of period         $  1.000  $  1.000   $  1.000  $  1.000
                                                     -------   -------    -------   ------
    Net investment income                             0.049     0.053      0.051     0.052
    Distributions from net investment income        ( 0.049 ) ( 0.053 )  ( 0.051 ) ( 0.052)
    Net asset value at end of period               $  1.000  $  1.000   $  1.000  $  1.000
                                                       ====      ====       ====      ====

    Total Return                                       5.03%     5.33%      5.06%    5.27%
                                                       ====      ====       ====      ====

    Net assets at end of period (000's)            $  65,541  $ 33,708      $ 111    $ 132

Ratios net of expenses waived or absorbed
     by manager (Note 3)
         Ratio of net expenses to average net assets  0.25%      0.22%      0.00%    0.00%
         Ratio of net investment income to average
         net assets                                   4.92%      5.33%      5.06%    5.25%
Ratios assuming no fee waiver or expense
      absorption (Note 3)
         Ratio of expenses to average net assets      0.69%      0.80%     30.19%   14.42%
         Ratio of net investment income to average
         net assets                                   4.48%      4.74%    (25.13%) (9.17%)

See accompanying Notes to Financial Statements

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               NOTES TO FINANCIAL STATEMENTS
                     September 30, 1999
(1)  Organization
The Millennium Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 19, 1994. The Trust has established one fund series, the Treasurers' Government Money Market Fund (the "Fund"). The Fund had no operations prior to the public offering (which occurred on October 2, 1995) of shares except for the initial issuance of shares; accordingly, no financial statement information is presented for the period prior to fiscal 1996. The Fund's investment objective is to seek high current income, consistent with protection of capital.

(2)  Significant Accounting Policies
The following is a summary of the Fund's significant accounting policies:

Security valuation - Securities are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share.

Repurchase agreements - Repurchase agreements are collateralized by U.S. Government securities and are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the the Fund's custodian customer-only account at the Federal Reserve Bank of Cleveland. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would equal the face amount of the repurchase agreement(s) and accrued interest, net of any proceeds received in liquidation of the underlying securities. To minimize the possibility of loss, the Fund enters into repurchase agreements only with institutions deemed to be creditworthy.

Security transactions - Investment transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Fund share valuation, investment income and distributions to shareholders - The net asset value per share of the Fund is calculated twice a day by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Interest income is accrued as earned. Distributions from net investment income are declared daily and paid on or about the first business day of each month.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of Federal income tax on the income distributed.

Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

(3)  Transactions with Affiliates
The President of the Trust is the chairman and controlling shareholder of Trias Capital Management, Inc. ("Trias"), the Trust's investment manager. The Secretary/Treasurer of the Trust is the chairman and controlling member of Millennium Financial LLC ("MFL"), the Trust's administrator, and Millennium Capital LLC ("MCL"), the Trust's principal underwriter.

Investment Management Agreement - The Fund's investments are managed by Trias pursuant to the terms of a management agreement. Under the terms of the management agreement, the Fund pays Trias a fee, which is computed and accrued daily and paid monthly at the annual rate of .20% of its average daily net assets. For fiscal 1999 Trias agreed to reimburse the Fund the amount by which its total operating expenses exceeded .25% of average daily net assets. For the year ended September 30, 1999, the total of such reimbursements were $ 143,361.

Administration Agreement - The Fund's business affairs are managed by MFL pursuant to the terms of an administration agreement. Under the terms of the administration agreement, the Fund pays MFL a fee, which is computed and accrued daily and paid monthly at the annual rate of .05% of its average daily net assets.

Transfer Agent and Shareholder Service Agreement - The Fund has a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc. ("CFS"). For the services provided under this agreement, CFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a minimum monthly fee not to exceed $1,500. In addition, the Fund pays CFS' out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement - The Fund has an Accounting Services Agreement with CFS. For the services provided under this agreement CFS receives a monthly fee. Based on current asset levels this fee is $2,000 per month.

Organizational Expenses - Expenses paid by MFL amounting to $23,500, were incurred in connection with the organization of the Trust and the initial offering of shares. Such organizational expenses were capitalized and amortized on a straight-line basis over the last five years.


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Report of Independent Public Accountants



To the Shareholders and Board of Trustees of the Treasurers' Government Money Market Fund of Millennium Income Trust:


We have audited the accompanying statement of assets and liabilities of the Treasurers' Government Money Market Fund of Millennium Income Trust (a Massachusetts business trust), including the schedule of investments as of September 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the
custodian  and  brokers.   An audit also includes assessing  the  accounting
principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasurers' Government Money Market Fund of the Millennium Income Trust as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



                                             Arthur Andersen LLP

Cincinnati, Ohio,
November 29, 1999